M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

Dear Shareholders:

We are pleased to provide this annual report for the Municipal Partners Fund II Inc. ("Fund") as of June 30, 2001. Included is our market commentary, a schedule of the Fund's investments at the close of the period, and audited financial statements for the twelve months ended June 30, 2001.

The Fund distributed income dividends to common shareholders totaling $0.75 per common share during the period. The table below shows the annualized distribution rate and the 12-month total return based on the Fund's June 30, 2001 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price1:

               PRICE                ANNUALIZED              TWELVE-MONTH
             PER SHARE          DISTRIBUTION RATE 2        TOTAL RETURN 2
         -----------------      -------------------        --------------
            $13.94 (NAV)               5.38%                  12.49%
            $12.52 (NYSE)              5.99%                  15.14%

MARKET REVIEW

For the year ended June 30, 2001, the Fund reported a net return of 12.49% based on NAV and a net return of 15.14% based on its NYSE market price.

The first half of the Fund's fiscal year -- from July 1, 2000 through December 31, 2000 -- was a difficult time for the fixed income markets. Although year-end 1999 concerns about a Y2K technology crisis proved to be overstated, the resilient economy increased the prospect of higher inflation, diminishing the attractiveness of fixed income investments. Fearing a potentially overheating economy, the U.S. Federal Reserve Board ("Fed") raised short-term interest rates three times during the first half of 2000 in an effort to moderate U.S. economic growth. While the Fed's restrictive monetary policy did keep inflation under check, economic data reported during the second half of 2000 pointed to a slowing U.S. economy -- the full extent of which came to fruition during the second half of the Fund's fiscal year.

With the economic environment described above as a backdrop, the year 2001 began on a positive note for fixed income investors. Unrelenting volatility in the equity markets, deteriorating corporate earnings and an increased probability of a weaker domestic economy led many investors to sell their equity holdings and reallocate assets to fixed income investments. The Fed responded by aggressively lowering short-term interest rates by 2.75% over the six-month period that ended June 30, 2001.

------------
1 The NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (net assets of common shareholders) by the total number of common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is its market price (NYSE) as determined by supply and demand.

2 Total returns are based on changes in NAV or the market price, respectively.
  Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate for common shareholders is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in the report. This annualized distribution rate assumes a current monthly income dividend rate to common shareholders of $0.0625 for 12 months. This rate is as of July 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment. Past performance is not indicative of future results.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

During the period, municipals labored to keep pace with the performance of taxable fixed income securities. A relatively large amount of new issue municipal supply tempered performance. As the supply of municipal issuance increases, demand among investors typically becomes sated and prices generally decline. State and local governments issued approximately $134 billion of debt during the first half of 2001 -- a 40% increase over 2000's pace of $96 billion. The increase in municipal bond supply was attributable to a 300% increase in refunding activity versus the prior year. If this pace continues, 2001 would become one of the top three years for tax-exempt new issuance.

In spite of the high volume of new issuance, demand for municipal bonds was strong during the period. At the end of the period, buying remained dominated by individual investors who viewed municipals as a safe harbor from the volatile equity markets. In the months ahead, we believe the retail investor will remain a dominant player in the municipal bond market.

INVESTMENT STRATEGY

Our philosophy of focusing on long-term fundamentals, rigorous credit analysis and sector selection remains the foundation of our management approach. Our investment process begins with the Investment Policy Committee, which is comprised of senior Salomon Brothers Asset Management portfolio managers across various asset classes and sectors. (Robert Amodeo represents the municipal fixed income sector as a member of the Investment Policy Committee.)

The Investment Policy Committee's outlook for interest rate movements and the domestic economy are the main drivers of the Fund's top-down3 investment decisions. We then employ a bottom-up4 approach that combines our proprietary evaluation tools with experienced human judgment to identify relative value among various municipal securities.

At June 30, 2001, the Fund's long-term holdings consisted of 63 issues throughout 23 different states. The credit quality of the portfolio remained strong, with an average rating of AA. Sector weightings were well diversified, with the greatest emphasis in transportation, housing and industrial development.

MARKET OUTLOOK

Looking forward, we believe tax-exempt bonds are likely to remain attractive on an after-tax basis relative to U.S. Treasury securities, despite future reductions in federal income tax rates. Additionally, we feel the relatively strong credit quality of many municipal debt issuers appears likely to remain unchanged during the remainder of 2001. According to S&P, a major rating agency, the number of municipal issues upgraded during 2001 so far has outpaced the number of downgrades. We do, however, expect the pace of improvement in municipal credit quality to slow if sales tax revenue continues to wane as a result of the weaker U.S. economy.

The municipal bond market enjoys advantages that could help keep demand strong versus other fixed income asset classes, including relatively low default rates, low volatility and competitive yields on a tax-adjusted basis. Additionally, we are somewhat wary of the political willingness to leave tax legislation unchanged for five years, which is the phase-in period for new tax rates.

------------
3 Top-down refers to an investing style that begins with an assessment of trends in the general economy, followed by selecting those investments that the manager believes will most likely benefit from those trends.

4 Bottom-up investing is an investing style that focuses on the fundamental strength of individual companies and municipalities.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

For the second half of 2001, we expect municipal issuers will continue to take advantage of the low interest rate environment to finance new projects and refund outstanding debt. As a result, the tax-exempt new issue calendar is likely to remain busy over the next several months. We anticipate continued strong demand for municipal bonds since we believe they currently offer attractive after-tax total returns relative to taxable fixed-income alternatives and have, historically, proved less volatile than equities.

All of us at Salomon Brothers Asset Management Inc appreciate the confidence you have demonstrated in our investment management approach in the past and hope to continue to serve you in the years ahead.

Sincerely,

/s/ Heath B. McLendon                          /s/ Stephen J. Treadway
HEATH B. MCLENDON                              STEPHEN J. TREADWAY
Co-Chairman of the Board                       Co-Chairman of the Board

/s/ Robert E. Amodeo
ROBERT E. AMODEO
Executive Vice President

July 12, 2001

The information in this letter represents the opinion of the manager and is not intended to be a forecast of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 4 through 8 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of June 30, 2001 and is subject to change.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

Schedule of Investments
June 30, 2001

     FACE
    AMOUNT          RATING(a)                    SECURITY                                            VALUE
--------------------------------------------------------------------------------------------------------------
Long-Term Investments -- 99.8%

CALIFORNIA -- 6.1%
  $3,000,000        AA-        California State Housing Finance Agency Home Mortgage Revenue,
                                 Series H, 6.150% due 8/1/16 ...............................      $  3,112,650
                               California State Public Works Board, Lease Revenue Refunding Bonds:
   1,175,000        Aaa*         Department of Corrections, Series A, 6.875% due 11/1/14,
                                   Pre-Refunded 11/1/04 ....................................         1,333,590
   2,900,000        Aaa*         Various University of California Projects, 7.000% due 3/1/14,
                                   Pre-Refunded 3/1/04 .....................................         3,233,993
                                                                                                  ------------
                                                                                                     7,680,233
                                                                                                  ------------
DISTRICT OF COLUMBIA -- 1.6%
   2,000,000        AAA        District of Columbia Revenue, (American University), AMBAC-Insured,
                                 5.625% due 10/1/26 ........................................         2,028,920
                                                                                                  ------------
GEORGIA -- 0.5%
     500,000        AAA        Atlanta, GA Water &Waste Water Revenue, Series, A, FGIC-Insured,
                                 5.000% due 11/1/38 ........................................           464,225
     130,000        AAA        Fulton County, GA Housing Authority, Single-Family Mortgage,
                                 6.600% due 3/1/28 .........................................           133,563
                                                                                                  ------------
                                                                                                       597,788
                                                                                                  ------------
HAWAII -- 0.8%
   1,000,000        A          Hawaii State Department of Budget & Finance Special Purpose
                                 Revenue, 6.000% due 7/1/11 ................................         1,042,300
                                                                                                  ------------
ILLINOIS -- 12.4%

                               Chicago, IL Board of Education, (Chicago School Reform):
   1,000,000        AAA          AMBAC-Insured, 5.750% due 12/1/27 .........................         1,036,110
   4,255,000        AAA          MBIA-Insured, 6.000% due 12/1/16 ..........................         4,553,403
   1,750,000        AAA        Chicago, IL Midway Airport Revenue, Series B, MBIA-Insured,
                                 5.625% due 1/1/29 .........................................         1,761,165
   2,500,000        AAA        Chicago, IL Refunding GO, Series A, MBIA-Insured,
                                 5.000% due 1/1/41 .........................................         2,299,375
     250,000        AAA        Cook County, IL Refunding GO, Series A, MBIA-Insured,
                                 5.625% due 11/15/16 .......................................           260,948
                               Illinois Health Facilities Authority Revenue:
   1,850,000        AAA          Refunding, (SSM Health Care), MBIA-Insured, 6.550% due 6/1/13       2,143,244
   2,000,000        AAA          Servantcor Project, Series A, FSA-Insured, 6.000%,
                                   Escrowed to Maturity 8/15/12 ..............................       2,259,960
                                 South Suburban Hospital Project:
     395,000        A              7.000% due 2/15/18, Pre-Refunded 2/15/02 ..................         413,024
     605,000        A              7.000%, Escrowed to Maturity 2/15/18 ......................         720,089

--------------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.

PAGE 4

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

June 30, 2001

     FACE
    AMOUNT          RATING(a)                    SECURITY                                            VALUE
--------------------------------------------------------------------------------------------------------------
ILLINOIS -- 12.4% (CONTINUED)
 $   500,000        AAA        Metropolitan Pier & Exposition Authority, IL Dedicated State
                                 Tax Revenue, FGIC-Insured, zero coupon due 6/15/20 ..........    $    175,455
                                                                                                  ------------
                                                                                                    15,622,773
                                                                                                  ------------
INDIANA -- 1.8%
     250,000        AAA        Indiana State Revolving Fund Revenue, Series B,
                                 5.000% due 8/1/23 ...........................................         239,665
   2,000,000        AA         Indiana Transportation Finance Authority Airport Facilities Lease
                                 Revenue, Series A, 5.500% due 11/1/17 .......................       2,010,460
                                                                                                  ------------
                                                                                                     2,250,125
                                                                                                  ------------
IOWA -- 2.6%
   3,160,000        NR         Iowa Finance Authority, Hospital Facility Revenue Refunding,
                                 (Trinity Regional Hospital Project),
                                 7.000% due 7/1/12, Pre-Refunded 7/1/02 ......................       3,337,023
                                                                                                  ------------
KENTUCKY -- 1.9%
   1,500,000        AAA        Louisville & Jefferson County, KY Metropolitan Sewer District Sewer
                                 & Drain System, Series A, FGIC-Insured, 5.000% due 5/15/30 ...      1,427,370
   1,000,000        AAA        University of Kentucky, University Revenue, Series Q, FGIC-Insured,
                                 5.000% due 5/1/18 ...........................................         992,070
                                                                                                  ------------
                                                                                                     2,419,440
                                                                                                  ------------
LOUISIANA -- 3.9%
   5,000,000        BBB+       Louisiana Public Facilities Authority Hospital Revenue Refunding,
                                 (Touro Infirmary Project), Series A, 6.125% due 8/15/23 .....       4,960,700
                                                                                                  ------------
MASSACHUSETTS -- 8.9%
   3,500,000        AA-        Massachusetts State GO, Series C, 5.250% due 8/1/17 ...........       3,654,980
   1,000,000        A          Massachusetts State Health & Educational Facilities Authority
                                 Revenue, (Dana Farber Cancer Project), Series G-1,
                                 6.250% due 12/1/22 ..........................................       1,034,600
   4,050,000        AAA        Massachusetts State Turnpike Authority, Metropolitan Highway
                                 Systems Revenue, Series A, MBIA-Insured,
                                   5.000% due 1/1/37 .......... ..............................       3,723,651
   2,650,000        Aaa*       Massachusetts State Water Pollution Abatement, Series A,
                                 5.750% due 8/1/29 ...........................................       2,764,109
                                                                                                  ------------
                                                                                                    11,177,340
                                                                                                  ------------
MISSOURI -- 2.1%
   2,500,000        AA         Missouri State Environmental Improvement & Energy Research
                                 Authority, PCR Refunding, (Associated Electric Coop Thomas
                                 Hill), 5.500% due 12/1/10 ...................................       2,654,750
                                                                                                  ------------
--------------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.

                                                                                                        PAGE 5

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

June 30, 2001

     FACE
    AMOUNT          RATING(a)                    SECURITY                                            VALUE
--------------------------------------------------------------------------------------------------------------
NEVADA -- 4.0%
  $3,000,000        AAA        Clark County, NV IDR Refunding, (Nevada Power Project),
                                 AMBAC-Insured, 7.200% due 10/1/22 ...........................    $  3,194,910
   1,000,000        AAA        Clark County, NV Passenger Facility Revenue, (McCarran
                                 International Airport), MBIA-Insured, 5.750% due 7/1/23 .....       1,020,310
     825,000        AAA        Nevada Housing Division, Single-Family Program, Series C,
                                 AMBAC-Insured, 6.350% due 10/1/12 ...........................         847,655
                                                                                                  ------------
                                                                                                     5,062,875
                                                                                                  ------------
NEW JERSEY -- 0.9%
   1,000,000        AAA        New Jersey EDA, Water Facilities Revenue, (New Jersey American
                                 Water Co., Inc. Project), Series A, FGIC-Insured,
                                   6.875% due 11/1/34 ........................................       1,094,280
                                                                                                  ------------
NEW YORK -- 21.2%
                               New York City, NY GO:
   1,000,000        A            Series A, 6.000% due 5/15/30 ................................       1,073,650
   2,000,000        Aaa*         Series B, Sub-Series B-1, 7.000% due 8/15/16,
                                   Pre-Refunded 8/15/04 ......................................       2,239,960
                               New York City, NY Municipal Water Finance Authority, Water &
                                 Sewer System Revenue, Series A:
   1,600,000        AA             5.500% due 6/15/23 ........................................       1,620,368
   4,500,000        AAA            FSA-Insured, 5.375% due 6/15/26 ...........................       4,535,235
     560,000        AA+        New York City, NY Transitional Finance Authority Revenue,
                                 Series A, 5.125% due 8/15/21 ................................         554,764
   2,800,000        AA-        New York State Dorm Authority Revenue, (State University Educational
                                 Facilities), 5.500% due 5/15/26 .............................       2,839,788
   1,435,000        AA-        New York State Local Government Assistance Corp. Revenue,
                                 Series A, 6.000% due 4/1/16 .................................       1,521,000
   1,250,000        Aaa*       New York State Mortgage Agency Revenue, 24th Series,
                                 6.125% due 10/1/30 ..........................................       1,304,000
                               New York State Urban Development Corp. Revenue,
                                 Correctional Facilities:
   1,500,000        AAA            AMBAC-Insured, 5.375% due 1/1/25 ..........................       1,514,325
   1,300,000        AAA            FSA-Insured, 5.375% due 1/1/25 ............................       1,312,415
   4,400,000        AAA        Port Authority of New York and New Jersey Construction,
                                 96th Series, FGIC-Insured, 6.600% due 10/1/23 ...............       4,734,004
                               Triborough Bridge & Tunnel Authority, NY General Purpose Revenue,
                                 Series Y:
     545,000        Aa3*           5.500% due 1/1/17 .........................................         584,556
   2,750,000        AAA            MBIA-Insured, 5.500% due 1/1/17 ...........................       2,960,925
                                                                                                  ------------
                                                                                                    26,794,990
                                                                                                  ------------
--------------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.
PAGE 6

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

June 30, 2001

     FACE
    AMOUNT          RATING(a)                    SECURITY                                            VALUE
--------------------------------------------------------------------------------------------------------------
OHIO -- 4.7%
  $2,500,000        AA-        Franklin County, OH Hospital Revenue, (Holy Cross Health Systems
                                 Corp.), 5.875% due 6/1/21 ...................................    $  2,580,800
   3,300,000        A-         Ohio State Water Development Authority Solid Waste Disposal
                                 Revenue, (North Star Broken Hill Proprietary Co., Ltd.),
                                   6.450% due 9/1/20 .........................................       3,426,951
                                                                                                  ------------
                                                                                                     6,007,751
                                                                                                  ------------
PENNSYLVANIA -- 3.6%
   4,350,000        AAA        Delaware Valley, PA Regional Finance Authority Local Government
                                 Revenue, Series A, AMBAC-Insured, 5.500% due 8/1/28 .........       4,543,445
                                                                                                  ------------
TENNESSEE -- 3.5%
   1,950,000        AA-        The IDB of Humphreys County, TN Solid Waste Disposal Revenue,
                                 (E.I. du Pont de Nemours & Co. Project), 6.700% due 5/1/24 ..       2,061,716
   1,200,000        AAA        Memphis-Shelby County, TN Airport Authority Revenue,
                                 Series D, AMBAC-Insured, 6.000% due 3/1/24 ..................       1,269,336
   1,000,000        AA         Tennessee Housing Development Agency, (Homeownership Program),
                                 Series 2C, 6.350% due 1/1/31 ................................       1,047,580
                                                                                                  ------------
                                                                                                     4,378,632
                                                                                                  ------------
TEXAS -- 6.0%
                               Austin, TX Airport System Revenue, Series A, MBIA-Insured:
     330,000        AAA          6.200% due 11/15/15, Pre-Refunded 11/15/07 ..................         370,890
   4,170,000        AAA          6.200% due 11/15/15 .........................................       4,425,037
   2,665,000        BBB        Port Corpus Christi Authority, TX Nueces County PCR, (Hoechst
                                 Celanese Corporate Project), 6.875% due 4/1/17 ..............       2,732,238
                                                                                                  ------------
                                                                                                     7,528,165
                                                                                                  ------------
UTAH -- 1.8%
   2,225,000        AAA        Utah State Housing Finance Agency Single-Family Mortgage,
                                 Issue H-2, 6.250% due 7/1/22 ................................       2,315,223
                                                                                                  ------------
VIRGINIA -- 4.9%
   2,000,000        AA+        Fairfax County, VA EDA Lease Revenue, (Government Center
                                 Properties), 5.500% due 5/15/18 .............................       2,035,760
   2,915,000        A-         Greater Richmond Convention Center Authority, VA Hotel Tax
                                 Revenue, (Convention Center Expansion Project),
                                   6.125% due 6/15/20 ........................................       3,148,433
   1,015,000        AAA        Virginia State Housing Development Authority Commonwealth
                                 Mortgage, Subseries A-4, MBIA-Insured, 6.200% due 7/1/12 ....       1,048,931
                                                                                                  ------------
                                                                                                     6,233,124
                                                                                                  ------------
--------------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.
                                                                                                        PAGE 7

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

June 30, 2001

     FACE
    AMOUNT          RATING(a)                    SECURITY                                            VALUE
--------------------------------------------------------------------------------------------------------------
WASHINGTON -- 2.9%
 $   400,000        AAA        Seattle, WA GO, Series B, FSA-Insured, 5.750% due 12/1/28 .....    $    416,508
   1,950,000        AA+        Washington State GO, Series C, 5.500% due 7/1/18 ..............       2,070,022
   1,200,000        AAA        Washington State Public Power Supply System Revenue Refunding,
                                 (Nuclear Project No. 1), Series A, MBIA-Insured,
                                   5.125% due 7/1/17 .........................................       1,195,452
                                                                                                  ------------
                                                                                                     3,681,982
                                                                                                  ------------
WISCONSIN -- 2.0%
   2,485,000        AA         Wisconsin Housing & EDA Revenue Refunding, (Home Ownership),
                                 Series G, 6.300% due 9/1/17 .................................       2,540,689
                                                                                                  ------------
WYOMING -- 1.7%
   2,000,000        AA         Wyoming Community Development Authority Housing Revenue,
                                 Series 1, 6.100% due 12/1/14 ................................       2,099,160
                                                                                                  ------------
                               Total Long-Term Investments (Cost -- $118,779,790) ............     126,051,708
                                                                                                  ------------
Short-Term Investment-- 0.2%
TEXAS -- 0.2%
     200,000        A-1+       Gulf Coast Waste Disposal Authority, TX Environmental Improvement
                                 Facilities Revenue, (Exxon Mobile Project), Series A,
                                 VRDD, 3.350% due 6/1/30 (Cost -- $200,000) ..................         200,000
                                                                                                  ------------
                               Total Investments -- 100% (Cost -- $118,979,790**) ............    $126,251,708
                                                                                                  ============

-------------
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 9 and 10 for definitions of ratings and certain security descriptions.

--------------------------------------------------------------------------------------------------------------
                                     See Notes to Financial Statements.

PAGE 8

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

Long-Term Securities Ratings (unaudited)

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard &Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR -- Indicates that the bond is not rated by Moody's or Standard & Poor's.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

Short-Term Securities Ratings (unaudited)

SP-1 -- Standard &Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1 -- Standard &Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Security Descriptions (unaudited)

ABAG     - Association of Bay Area Governors        GO        - General Obligation Bonds
AIG      - American International Guaranty          HDC       - Housing Development Corporation
AMBAC    - American Municipal Bond Assurance        HFA       - Housing Finance Authority
             Corporation                            IDA       - Industrial Development Authority
BAN      - Bond Anticipation Notes                  IDB       - Industrial Development Board
BIG      - Bond Investors Guaranty                  IDR       - Industrial Development Revenue
CGIC     - Capital Guaranty Insurance Company       INFLOS    - Inverse Floaters
CHFCLI   - California Health Facility               ISD       - Independent School District
             Construction Loan Insurance            LEVRRS    - Leveraged Reverse Rate Securities
CONNIE                                              LOC       - Letter of Credit
  LEE    - College Construction Loan Association    MBIA      - Municipal Bond Investors Assurance
COP      - Certificate of Participation                           Corporation
EDA      - Economic Development Authority           MVRICS    - Municipal Variable Rate Inverse
EDR      - Economic Development Revenue                           Coupon Security
FGIC     - Financial Guaranty Insurance Company     PCR       - Pollution Control Revenue
FHA      - Federal Housing Administration           PSFG      - Permanent School Fund Guaranty
FHLMC    - Federal Home Loan Mortgage               RAN       - Revenue Anticipation Notes
             Corporation                            RIBS      - Residual Interest Bonds
FLAIRS   - Floating Adjustable Interest Rate        RITES     - Residual Interest Tax-Exempt Securities
             Securities                             SYCC      - Structured Yield Curve Certificate
FNMA     - Federal National Mortgage Association    TAN       - Tax Anticipation Notes
FRTC     - Floating Rate Trust Certificates         TECP      - Tax Exempt Commercial Paper
FSA      - Financial Security Assurance             TOB       - Tender Option Bonds
GIC      - Guaranteed Investment Contract           TRAN      - Tax and Revenue Anticipation Notes
GNMA     - Government National Mortgage             VA        - Veterans Administration
             Association                            VRDD      - Variable Rate Daily Demand
                                                    VRWE      - Variable Rate Wednesday Demand

PAGE 10

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

Statement of Assets and Liabilities
June 30, 2001

ASSETS:
     Investments, at value (Cost -- $118,979,790) .....................................    $126,251,708
     Cash .............................................................................          78,546
     Interest receivable ..............................................................       2,038,327
     Receivable for securities sold ...................................................         560,000
     Prepaid expenses .................................................................           1,823
                                                                                           ------------
     TOTAL ASSETS .....................................................................     128,930,404
                                                                                           ------------
LIABILITIES:
     Management fee payable ...........................................................          61,333
     Preferred dividend payable .......................................................          16,025
     Accrued expenses .................................................................         105,872
                                                                                           ------------
     TOTAL LIABILITIES ................................................................         183,230
                                                                                           ------------
TOTAL NET ASSETS ......................................................................    $128,747,174
                                                                                           ============
NET ASSETS:
     Preferred stock (Note 4) .........................................................    $ 45,000,000
                                                                                           ------------
     Common stock ($0.001 par value, 100,000,000 shares authorized; 6,007,094
     shares outstanding) ..............................................................           6,007
     Additional paid-in capital .......................................................      83,244,145
     Undistributed net investment income ..............................................         584,577
     Accumulated net realized loss from security transactions .........................      (7,359,473)
     Net unrealized appreciation of investments .......................................       7,271,918
                                                                                           ------------
     Net Assets Applicable to Common Stock ............................................      83,747,174
                                                                                           ------------
TOTAL NET ASSETS ......................................................................    $128,747,174
                                                                                           ============
NET ASSET VALUE PER SHARE OF COMMON STOCK ($83,747,174 / 6,007,094 shares outstanding)           $13.94
                                                                                                 ======
-------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.
                                                                                                PAGE 11

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

Statement of Operations
For the Year Ended June 30, 2001

INVESTMENT INCOME:
     Interest..............................................................................    $ 7,365,152
                                                                                               -----------
EXPENSES:
     Management fee (Note 2) ..............................................................        760,445
     Auction agent fees....................................................................        120,447
     Audit and tax services ...............................................................         69,619
     Shareholder communications............................................................         54,892
     Directors' fees ......................................................................         34,115
     Transfer agent .......................................................................         23,999
     Listing fees..........................................................................         19,161
     Legal ................................................................................         16,330
     Custodian.............................................................................          5,984
     Other.................................................................................         22,468
                                                                                               -----------
     Total Expenses........................................................................      1,127,460
                                                                                               -----------
NET INVESTMENT INCOME......................................................................      6,237,692
                                                                                               -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
     Net Realized Gain From Security Transactions (excluding short-term securities):
        Proceeds from sales................................................................     19,219,609
        Cost of securities sold............................................................     18,535,660
                                                                                               -----------
     Net Realized Gain.....................................................................        683,949
                                                                                               -----------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of year..................................................................      2,748,364
        End of year........................................................................      7,271,918
                                                                                               -----------
     Increase in Net Unrealized Appreciation...............................................      4,523,554
                                                                                               -----------
Net Gain on Investments....................................................................      5,207,503
                                                                                               -----------
Increase in Net Assets From Operations.....................................................    $11,445,195
                                                                                               ===========
----------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.
PAGE 12

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

Statements of Changes in Net Assets
For the Years Ended June 30,

                                                                                 2001            2000
------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income ...............................................   $  6,237,692    $  6,256,373
     Net realized gain (loss).............................................        683,949        (559,023)
     Increase (decrease) in net unrealized appreciation...................      4,523,554      (3,110,427)
                                                                             ------------    ------------
     INCREASE IN NET ASSETS FROM OPERATIONS ..............................     11,445,195       2,586,923
                                                                             ------------    ------------
DIVIDENDS PAID FROM
NET INVESTMENT INCOME TO:
     Common shareholders..................................................     (4,505,321)     (4,505,304)
     Preferred shareholders...............................................     (1,809,359)     (1,830,327)
                                                                             ------------    ------------
     DECREASE IN NET ASSETS FROM DIVIDENDS................................     (6,314,680)     (6,335,631)
                                                                             ------------    ------------
INCREASE (DECREASE) IN NET ASSETS.........................................      5,130,515      (3,748,708)

NET ASSETS:
     Beginning of year....................................................    123,616,659     127,365,367
                                                                             ------------    ------------
     END OF YEAR*.........................................................   $128,747,174    $123,616,659
                                                                             ============    ============
*Includes undistributed net investment income of:.........................       $584,577        $661,565
                                                                                 ========        ========

Statement of Cash Flows
For the Year Ended June 30, 2001

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
     Proceeds from sales of portfolio securities.........................................    $ 18,889,609
     Purchases of portfolio securities...................................................     (19,727,256)
     Net sales of short-term securities..................................................       1,100,000
                                                                                             ------------
                                                                                                  262,353

     Net investment income ..............................................................       6,237,692
     Accretion of net discount on investments............................................         (72,855)
     Net change in receivables/payables related to operations............................        (134,474)
                                                                                             ------------
     NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES.....................................       6,292,716
                                                                                             ------------

CASH FLOWS USED BY FINANCING ACTIVITIES:
     Common stock dividends paid.........................................................      (4,505,321)
     Preferred stock dividends paid......................................................      (1,781,946)
                                                                                             ------------
     NET CASH FLOWS USED BY FINANCING ACTIVITIES.........................................      (6,287,267)
                                                                                             ------------
Net Increase in Cash.....................................................................           5,449
Cash, Beginning of year..................................................................          73,097
                                                                                             ------------
CASH, END OF YEAR........................................................................    $     78,546
                                                                                             ============
---------------------------------------------------------------------------------------------------------
                                       See Notes to Financial Statements.
                                                                                                  PAGE 13

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

Municipal Partners Fund II Inc. ("Fund") was incorporated in Maryland on June 21, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund's primary investment objective is to seek a high level of current income which is exempt from regular federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of Salomon Brothers Asset Management Inc ("Investment Adviser"), may appreciate in value relative to other similar obligations in the marketplace.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. Tax-exempt securities are valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Long-term capital gains, if any, in excess of loss carryovers (See Note 7) are expected to be distributed annually. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

Note 4. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with PIMCO Advisors L.P. ("Investment Manager"), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund entered into an investment advisory and administration agreement with the Investment Adviser, a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The Investment Adviser has delegated certain administrative services to Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, an affiliate of the Investment Adviser, pursuant to a Sub-Administration Agreement between the Investment Adviser and SBFM.

The Fund pays the Investment Manager a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.36% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager, or the Investment Adviser.

At June 30, 2001, the Investment Adviser owned 4,161 shares of the Fund.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

Note 3. Investments

For the year ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases ....................................................    $18,468,324
                                                                  ===========
Sales ........................................................    $19,219,609
                                                                  ===========

At June 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ................................    $ 7,383,668
Gross unrealized depreciation ................................       (111,750)
                                                                  -----------
Net unrealized appreciation ..................................    $ 7,271,918
                                                                  ===========
Note 4. Preferred Stock

On October 1, 1993, the Fund closed its public offering of 900 shares of $0.001 par value Auction Rate Preferred Stock ("Preferred Shares") at an offering price of $50,000 per share. The Preferred Shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and, subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Shares during the year ended June 30, 2001 ranged from 2.750% to 5.250%. The weighted average dividend rate for the year ended June 30, 2001 was 4.020%. The Board of Directors designated the dividend period commencing June 26, 2001 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on June 25, 2001 remains in effect through July 2, 2001 when the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period. The dividend rate for this Special Rate Period is 3.25%.

The Fund is subject to certain restrictions relating to the Preferred Shares. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%. The Preferred Shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

The Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Shares.

Note 5. Concentration of Risk

Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

Note 6. Events Subsequent to June 30, 2001

COMMON STOCK DIVIDENDS. On April 20, 2001, the Board of Directors of the Fund declared two common share dividends from net investment income, each in the amount of $0.0625 per share, payable on July 27 and August 31, 2001 to shareholders of record on July 17 and August 14, 2001, respectively.

PREFERRED STOCK DIVIDENDS. The Board of Directors designated each of the following dividend periods as a Special Rate Period. With each auction date, the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period.

           COMMENCEMENT OF               AUCTION             RATE EFFECTIVE            PREFERRED
             RATE PERIOD                  DATE                   THROUGH                 RATE
-----------------------------------------------------------------------------------------------------
               7/3/01                    7/2/01                  7/9/01                 2.849%
               7/10/01                   7/9/01                  7/16/01                2.770%
               7/17/01                   7/16/01                 7/23/01                2.499%
               7/24/01                   7/23/01                 7/30/01                2.550%
               7/31/01                   7/30/01                 8/6/01                 2.619%
               8/7/01                    8/6/01                  8/13/01                2.449%
-----------------------------------------------------------------------------------------------------

Note 7. Capital Loss Carryforward

At June 30, 2001, the Fund had, for Federal income tax purposes, approximately $7,359,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in June of the year indicated:

                                     2003          2004           2005          2007           2008
---------------------------------------------------------------------------------------------------------
Carryforward Amounts              $2,775,000    $3,081,000      $810,000      $140,000       $553,000
---------------------------------------------------------------------------------------------------------

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

Financial Highlights

Data for a share of common stock outstanding throughout each year ended June 30:

                                                          2001       2000       1999         1998        1997
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.........              $13.09   $  13.71    $  14.42      $13.70     $ 12.92
                                                         ------   --------    --------      ------     -------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income...................                1.04       1.04        1.04        1.03        1.05
   Net realized and unrealized gain (loss).                0.86      (0.60)      (0.73)       0.72        0.75
                                                         ------   --------    --------      ------     -------
Total Income From Operations...............                1.90       0.44        0.31        1.75        1.80
                                                         ------   --------    --------      ------     -------
DIVIDENDS PAID FROM
NET INVESTMENT INCOME TO:
  Common shareholders......................               (0.75)     (0.75)      (0.75)      (0.75)      (0.74)
  Preferred shareholders...................               (0.30)     (0.31)      (0.27)      (0.28)      (0.28)
                                                         ------   --------    --------      ------     -------
Total Dividends............................               (1.05)     (1.06)      (1.02)      (1.03)      (1.02)
                                                         ------   --------    --------      ------     -------
NET ASSET VALUE, END OF YEAR...............              $13.94   $  13.09    $  13.71      $14.42     $ 13.70
                                                         ======   ========    ========      ======     =======
PER SHARE MARKET VALUE, END OF YEAR........              $12.52   $11.5625    $12.3125      $12.75     $12.375
                                                         ======   ========    ========      ======     =======
TOTAL RETURN, BASED ON MARKET PRICE(1).....               15.14%      0.26%       2.27%       9.20%      22.80%

RATIOS TO AVERAGE NET ASSETS OF
COMMON SHAREHOLDERS:(2)
  Operating expenses.......................                1.38%      1.39%       1.30%       1.36%       1.42%
  Net investment income....................                7.63       7.95        7.23        7.27        7.90
NET ASSETS OF COMMON SHAREHOLDERS,
  END OF YEAR (000S).......................             $83,747    $78,617     $82,365     $86,600     $82,317
PORTFOLIO TURNOVER RATE....................                  15%        40%         19%         20%          7%
AUCTION RATE PREFERRED STOCK:
  Total Amount Outstanding (000s)..........             $45,000    $45,000     $45,000     $45,000     $45,000
  Asset Coverage Per Share.................             143,052    137,352     141,517     146,222     141,463
  Involuntary Liquidating Preference Per Share           50,000     50,000      50,000      50,000      50,000
  Average Market Value Per Share...........              50,000     50,000      50,000      50,000      50,000
--------------------------------------------------------------------------------------------------------------

(1) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
(2) Ratios calculated on the basis of income and expenses relative to the average net assets of common shares and excludes the effect of dividend payments to preferred shareholders.

PAGE 18

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

Report of Independent Accountants

To the Board of Directors and Shareholders of Municipal Partners Fund II Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Municipal Partners Fund II Inc. (the "Fund") at June 30, 2001, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
August 16, 2001

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

Tax Information (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended June 30, 2001:

    o 100% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

Selected Quarterly Financial Information (unaudited)

Summary of quarterly results of operations:

                                                                                          NET REALIZED
                                                                  NET INVESTMENT         AND UNREALIZED
                                                                      INCOME              GAIN (LOSS)
                                                                 -----------------    --------------------
QUARTER ENDED*                                                   TOTAL   PER SHARE     TOTAL     PER SHARE
--------------------------------------------------------------------------------------------------------------
September 30, 1999...........................................    $1,552   $0.26      $(2,591)     $(0.43)

December 31, 1999............................................     1,558    0.26       (2,943)      (0.49)

March 31, 2000...............................................     1,562    0.26        1,649        0.28

June 30, 2000................................................     1,584    0.26          216        0.04

September 30, 2000...........................................     1,575    0.26        1,155        0.19

December 31, 2000............................................     1,562    0.26        4,100        0.68

March 31, 2001...............................................     1,561    0.26          668        0.11

June 30, 2001................................................     1,540    0.26         (715)      (0.12)
--------------------------------------------------------------------------------------------------------------

*Totals expressed in thousands of dollars except per share amounts.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

Additional Shareholder Information (unaudited)

On October 2, 2000, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

   1. The election of William D. Cvengros* and Leslie H. Gelb as Directors until the year 2003 and Jeswald W. Salacuse as Director until the year 2001; and

   2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending June 30, 2001.

   The results of the vote on Proposal 1 were as follows:

                                                       PREFERRED                 PREFERRED
                          PREFERRED    % OF SHARES       VOTES     % OF SHARES     VOTES    % OF SHARES
 NAME OF DIRECTORS        VOTES FOR       VOTED         AGAINST       VOTED      ABSTAINED   ABSTAINED
-------------------------------------------------------------------------------------------------------
William D. Cvengros         727           100.0%          0            0.0%          0          0.0%
Leslie H. Gelb              727           100.0           0            0.0           0          0.0
Jeswald W. Salacuse         727           100.0           0            0.0           0          0.0
-------------------------------------------------------------------------------------------------------

                                                         COMMON
                           COMMON      % OF SHARES       VOTES     % OF SHARES     VOTES    % OF SHARES
 NAME OF DIRECTORS        VOTES FOR       VOTED         AGAINST       VOTED      ABSTAINED   ABSTAINED
-------------------------------------------------------------------------------------------------------
William D. Cvengros       5,522,228       98.9%            0           0.0%        63,660       1.1%
Leslie H. Gelb            5,522,228       98.9             0           0.0         63,660       1.1
Jeswald W. Salacuse       5,522,228       98.9             0           0.0         63,660       1.1
-------------------------------------------------------------------------------------------------------

   The results of the vote on Proposal 2 were as follows:

                                                                            PREFERRED
     PREFERRED        % OF SHARES       PREFERRED        % OF SHARES          VOTES         % OF SHARES
     VOTES FOR           VOTED        VOTES AGAINST         VOTED           ABSTAINED        ABSTAINED
-------------------------------------------------------------------------------------------------------
        727             100.0%              0               0.0%                0              0.0%
-------------------------------------------------------------------------------------------------------

                      % OF SHARES                        % OF SHARES          VOTES         % OF SHARES
     VOTES FOR           VOTED        VOTES AGAINST         VOTED           ABSTAINED        ABSTAINED
-------------------------------------------------------------------------------------------------------
     5,535,138           99.1%           11,630             0.2%             39,120            0.7%
-------------------------------------------------------------------------------------------------------

*Mr. Cvengros subsequently resigned from the Board of Directors on November 21, 2000.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by State Street Bank and Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a dividend on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the holders as representing the total amount registered in such holders' names and held for the account of beneficial owners that have not elected to receive distributions in cash.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant's shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days' written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Plan Agent, P.O. Box 8209, Boston, Massachusetts 02266-8209.

                      ------------------------------------

This report is transmitted to the shareholders of Municipal Partners Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

M U N I C I P A L   P A R T N E R S   F U N D   I I   I N C.

Directors

LESLIE H. GELB
      President, The Council
      on Foreign Relations

HEATH B. MCLENDON
      Co-Chairman of the Board;
      Managing Director, Salomon Smith Barney Inc.
      President and Director,
      Smith Barney Fund Management LLC
      and Travelers Investment Advisers, Inc.

RIORDAN ROETT
      Professor and Director, Latin American
      Studies Program, Paul H. Nitze
      School of Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

STEPHEN J. TREADWAY
      Co-Chairman of the Board;
      Executive Vice President,
      PIMCO Advisors L.P.
      Chairman and President,
      PIMCO Funds Distributors LLC

CHARLES F. BARBER, Emeritus
      Consultant; formerly Chairman,
      ASARCO Incorporated

Officers

HEATH B. MCLENDON
      Co-Chairman of the Board
STEPHEN J. TREADWAY
      Co-Chairman of the Board
ROBERT E. AMODEO
      Executive Vice President
LEWIS E. DAIDONE
      Executive Vice President and Treasurer
NEWTON B. SCHOTT
      Executive Vice President
ANTHONY PACE
      Controller
CHRISTINA T. SYDOR
      Secretary

Municipal Partners Fund II Inc.
      7 World Trade Center
      New York, New York  10048
      Telephone 1-888-777-0102

INVESTMENT ADVISER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

INVESTMENT MANAGER
      PIMCO Advisors L.P.
      800 Newport Center Drive
      Suite 100
      Newport Beach, California 92660

AUCTION AGENT
      Bankers Trust Company
      4 Albany Street
      New York, New York 10006

CUSTODIAN
      PFPC Trust Company
      8800 Tinicum Blvd.
      Third Floor Suite 200
      Philadelphia, PA 19153

DIVIDEND DISBURSING AND TRANSFER AGENT
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      MPT

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200

                 Municipal Partners
                 Fund II Inc.


                 Annual Report
                 JUNE 30, 2001



                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                S. HACKENSACK, NJ
                                 PERMIT No. 750


                                   MPTANN 6/01